UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2005

Endwave Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-31635	94-4333817
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

776 Palomar Avenue, Sunnyvale, California		94085
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-522-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Some radios incorporating Endwave’s transceivers that are manufactured and shipped by one of its customers have experienced degraded performance after installation in the field. As previously disclosed, the cause of the degradation was identified to be a faulty semiconductor component originally developed and supplied by TRW Inc. that was incorporated in the transceiver. TRW was later acquired by Northrop Grumman Corporation and renamed Northrop Grumman Space & Mission Systems Corp. Pursuant to a prior settlement agreement between TRW and Endwave, Endwave was responsible for the direct costs associated with the repair and replacement of the degraded transceivers produced under the supply agreement with the customer. Northrop Grumman Space & Mission Systems Corp., as successor to TRW, compensated the customer for the indirect costs associated with the repair and replacement of the degraded radios and transceivers. These indirect costs include the costs associated with removing and replacing the radios in the field as well as removing and replacing the transceiver module in each returned radio.

On March 23, 2005, Endwave entered into a settlement agreement with Northrop Grumman Space & Mission Systems Corp. whereby Endwave agreed to pay $300,000 to Northrop Grumman Space & Mission Systems Corp. as final reimbursement for certain indirect costs and to assume sole responsibility for any future product failures attributable to the TRW semiconductor component. Endwave is in the process of designing a replacement component, which will be fabricated by an alternate supplier, that Endwave believes will eliminate the degradation of performance in future production units. The design and qualification of this replacement component is expected to be completed by mid-2005 at a cost of approximately $120,000. During 2001, $4.6 million was reserved for warranty charges to cover the actual repair of the transceivers containing these faulty components, of which $1.1 million had been used through December 31, 2004. Endwave believes the remaining reserve is adequate to cover remaining warranty obligations. Under the settlement agreement, the Company also obtained the right to make a final purchase of wafers at preferred pricing.

In connection with the foregoing settlement with Northrop Grumman Space & Mission Systems Corp., Endwave entered into a registration rights agreement with Northrop Grumman Space & Mission Systems Corp. whereby Endwave is obligated to use its best efforts to register under the Securities Act of 1933, as amended, 3,000,000 shares owned by Northrop Grumman Space & Mission Systems Corp. and to use its best efforts to sell the shares in a registered public offering on or prior to June 30, 2005. If the lead managing underwriter in the offering determines in good faith that as a result of insufficient market demand the number of shares to offered must be decreased, then the shares to be sold for the accounts of Endwave and Northrop Grumman Space & Mission Systems Corp. will be reduced in the following order: first, up to 272,062 shares of common stock proposed to be offered for the account of Endwave; and second, the remaining shares will be taken 63.5% from the shares of common stock proposed to be offered for the account of Northrop Grumman Space & Mission Systems Corp. and 36.5% from the shares of common stock proposed to be offered for the account of Endwave (in each case, the aggregate number of shares to be rounded to the nearest whole share), provided that the shares offered for the account of Northrop Grumman Space & Mission Systems Corp. will not be reduced below 2,600,000 shares. If the shares offered for the account of Northrop Grumman Space & Mission Systems Corp. in the offering are reduced below 3,000,000, the over-allotment option will be comprised of shares to be sold by Northrop Grumman Space & Mission Systems Corp. up to that number of shares necessary for Northrop Grumman Space & Mission Systems Corp. to sell an aggregate of 3,000,000 shares.

The registration rights agreement also provides that the expiration date of the registration rights afforded to Northrop Grumman Space & Missions Systems Corp. under the investors’ rights agreement will be extended to October 14, 2008 or such earlier date on which it holds less than 5% of the outstanding common stock of Endwave. If 3,000,000 shares of common stock owned by Northrop Grumman Space & Missions Systems Corp. are sold, it will own less than 5% of our outstanding common stock, and all registration rights pertaining to its remaining shares will expire.

Item 3.03. Material Modifications to Rights of Security Holders.

On March 23, 2005, Endwave entered into a registration rights agreement with Northrop Grumman Space & Mission Systems Corp. See the information set forth in Item 1.01 of this Current Report on Form 8-K, which information is incorporated herein by this reference, for a more detailed description of the terms of the registration rights agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No. Description

4.3 Registration Rights Agreement by and between Northrop Grumman Space & Mission Systems Corp. and the Registrant dated March 23, 2005.
10.23 Settlement and Release Agreement by and between Northrop Grumman Space & Mission Systems Corp. and the Registrant dated March 23, 2005.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K filed by Endwave Corporation (“Endwave”) contains forward-looking statements within the meaning of Section 17A of the Securities Act and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the “safe harbor” created by those sections. These forward-looking statements can generally be identified as such because the context of the statement will include words such as “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “opportunity,” “plans,” “potential,” “predicts” or “will,” the negative of these words or words of similar import. Similarly, statements that describe reserves and future plans, intentions, expectations or prospects are also forward-looking statements. These forward-looking statements are or will be, as applicable, based largely on expectations and projections about future events and future trends affecting business, and so are or will be, as applicable, subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These risks include, but are not limited to, those discussed in the risk factors section of Endwave’s Registration Statement on Form S-3 filed on March 24, 2005 and Endwave’s Annual Report on Form 10-K for the year ended December 31, 2003 and other risks and uncertainties discussed in subsequent filings with the Securities and Exchange Commission. Because of the risks and uncertainties referred to above, actual results or outcomes could differ materially from those expressed in any forward-looking statements made by Endwave or on its behalf and you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and Endwave undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict which factors will arise. In addition, the impact of each factor on Endwave’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements cannot be assessed. Except as required by law, Endwave undertakes no obligation to publicly revise forward-looking statements to reflect events or circumstances that arise after the date of this prospectus or the date of documents incorporated by reference in this prospectus that include forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endwave Corporation

March 23, 2005	By:	Edward A. Keible, Jr.

Name: Edward A. Keible, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4.3	Registration Rights Agreement by and between Northrop Grumman Space & Mission Systems Corp. and the Registrant dated March 23, 2005.
10.23	Settlement and Release Agreement by and between Northrop Grumman Space & Mission Systems Corp. and the Registrant dated March 23, 2005.